UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2023

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2023 Annual Meeting of Shareholders (the "2023 Annual Meeting") of Hawthorn Bancshares, Inc. (the "Company") held on June 6, 2023, the Company's shareholders approved the Hawthorn Bancshares, Inc. Equity Incentive Plan (the "Equity Plan"), which was previously approved by the Company's Board of Directors (the "Board"). The purpose of the Equity Plan is to allow eligible participants of the Company and its subsidiaries to acquire or increase a proprietary and vested interest in the growth and performance of the Company. The Equity Plan is also designed to assist the Company in attracting and retaining selected service providers by providing them with the opportunity to participate in the success and profitability of the Company. The terms of the Equity Plan provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, other equity-based awards and cash awards. Subject to certain adjustments, the maximum number of shares of the Company's common stock that may be delivered pursuant to awards under the Equity Plan is 203,000 shares. Eligible participants under the Equity Plan include all employees, non-employee directors and consultants of the Company or its subsidiaries. The Equity Plan will be administered by the Board or a committee thereof.
In connection with the approval of the Equity Plan, the Board's Compensation Committee adopted a form of restricted stock unit award agreement (service-based vesting) (the "Award Agreement"), a copy of which is filed as an exhibit hereto.
A summary of the Equity Plan is included in Proposal No. 4 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023. The foregoing description of the Equity Plan and Award Agreement is not complete and is qualified in its entirety by reference to the Equity Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference, and the form of Award Agreement, a copy of which is filed herewith as Exhibits 10.2 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held the 2023 Annual Meeting on June 6, 2023, at which meeting the Company's shareholders voted upon the following matters:

*The election of three Class I directors to hold office for a term expiring at the Company's 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
*The ratification and approval of the selection of KPMG, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023;
*The non-binding advisory vote on executive compensation; and
*The approval of the Hawthorn Bancshares, Inc. Equity Incentive Plan.

Election of Directors

At the 2023 Annual Meeting, Kathleen L. Bruegenhemke, Philip D. Freeman and Jonathan D. Holtaway were elected as Class I directors. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:
Kathleen L. Bruegenhemke

For	2,814,592
Against	150,341
Abstain	66,829
There were 1,819,140 broker non-votes with respect to this matter.

Philip D. Freeman

For	2,600,453
Against	364,918
Abstain	66,391
There were 1,819,140 broker non-votes with respect to this matter.

Jonathan D. Holtaway

For	2,658,563
Against	269,309
Abstain	103,890
There were 1,819,140 broker non-votes with respect to this matter.
In addition to the three Class I directors elected at the 2023 Annual Meeting, the persons continuing in their term of office as members of the Company's board of directors are:
Class II Directors (terms to expire in 2024)
Frank E. Burkhead
Brent M. Giles
Jonathan L. States
Gus S. Wetzel, III

Class III Directors (terms to expire in 2025)
Gregg A. Bexten
Shawna M. Hettinger
Kevin L. Riley
David T. Turner

Ratification and Approval of Independent Registered Public Accounting Firm
At the 2023 Annual Meeting, the selection of KPMG, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For	4,676,816
Against	87,672
Abstain	86,414
There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives
At the 2023 Annual Meeting, the compensation of the Company's executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For	2,802,490
Against	135,632
Abstain	93,640
There were 1,819,140 broker non-votes with respect to this matter.

Approval of the Hawthorn Bancshares, Inc. Equity Incentive Plan
At the 2023 Annual Meeting, the Hawthorn Bancshares, Inc. Equity Incentive Plan disclosed in the proxy statement with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For	2,766,296
Against	170,741
Abstain	94,725
There were 1,819,140 broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the 2023 Annual Meeting is contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023.
Item 7.01 Regulation FD.
On June 12, 2023, the Company issued a press release announcing the results of 2023 Annual Meeting. The full text of the press release is furnished as Exhibit 99.1 to hereto.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description

10.1	Hawthorn Bancshares, Inc. Equity Incentive Plan
10.2	Form of Hawthorn Bancshares, Inc. Equity Incentive Plan Restricted Stock Unit Award Agreement (Service-Based Vesting)
99.1	Press release, dated June 12, 2023, issued by Hawthorn Bancshares, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2023	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer

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